Other Current Assets	12 Months Ended
Dec. 31, 2022
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Current Assets
6.	OTHER CURRENT ASSETS

Other current assets consisted of the following:

	December 31, 2022	December 31, 2021
Public funding receivables	190	296
Taxes and other government receivables	270	119
Advances and prepayments	125	118
Loans and deposits	10	8
Interest receivable	22	1
Derivative instruments	56	6
Other current assets	61	33
Total	734	581

Derivative instruments are further described in Note 27.

The Company applies a current expected credit losses model on all financial assets measured at amortized cost, including deposits, loans and receivables. The major portion of other current assets to which this model applies corresponds to government receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be not significant as of December 31, 2022 and December 31, 2021. Other current assets presented in the table above within the lines “Loans and deposits” and “Other current assets” are composed of individually insignificant amounts at exposure of default. Consequently, no significant loss allowance was reported on those current assets as of December 31, 2022 and December 31, 2021.

Public funding receivables are described in Note 7.

Taxes and other government receivables include receivables related to value-added tax, primarily in European tax jurisdictions.